Exhibit 99.1
FOR IMMEDIATE RELEASE
PREMIER EXHIBITIONS, INC. REPORTS FOURTH QUARTER AND FULL FISCAL 2007 YEAR FINANCIAL RESULTS

For the Quarter:
•	$10.0 million in revenue

•	$4.7 million in income before taxes or $0.14 per share

•	$0.10 and $0.09, basic and diluted EPS
For the Year:
· $30.1 million in revenue
· $12.4 million in income before taxes or $0.40 per share
· $0.27 and $0.24, basic and diluted EPS

     Atlanta, GA, May 10, 2007 - Premier Exhibitions, Inc. (NASDAQ:PRXI) today announced financial results for its fourth quarter and full year ended February 28, 2007. In the fourth quarter, the Company reported revenue of $10.0 million with net income of $2.8 million, or $0.09 per share on a fully diluted basis. These results bring the fiscal 2007 year reported revenue to a total of $30.1 million and net income to $7.4 million, or $.24 per share on a fully diluted basis.
     In comparing the fourth quarter and the fiscal 2007 year to the prior year periods, which had a benefit for income taxes instead of a provision for income taxes, the fourth quarter income before taxes was $4.7 million, or $0.14 per share as compared to $0.7 million, or $0.02 per share. Income before taxes for the fiscal 2007 year was $12.4 million, or $0.40 per share as compared to $2.8 million, or $0.10 per share, in the prior year.
     The diluted shares outstanding for the quarter and fiscal year ended February 28, 2007 were 32,766,513 and 31,047,056, respectively. The diluted shares outstanding for the corresponding quarter and fiscal year ended February 28, 2006 was 30,211,980 and 28,230,491, respectively.

Presentation of Additional Information Regarding Net Income, EBITDA and Free Cash Flow
     Net Income. Excluding the Company’s non-cash provision for income taxes ($1.9 and $4.9 million in the quarter and year ended February 28, 2007, respectively, and not present in the prior year periods), depreciation and amortization and non-cash option, warrant and stock compensation, net income for the quarter and year ended February 28, 2007 was $5.9 million and $16.1 million, respectively, and EPS was $0.18 and $0.52, respectively. Adjusting net income to exclude non-cash provision for income taxes, depreciation and amortization and non-cash option and warrant based compensation results in a figure which is not a GAAP measure. The Company believes that the provision of such non-GAAP information regarding net income is important to investors and other readers of its financial statements as it provides a useful measure of liquidity. A table reconciling the non-GAAP information presented above to GAAP follows the financial statements included with this press release.
     EBITDA. The Company’s EBITDA for the quarter and year ended February 28, 2007 was $5.1 million and $13.7 million, respectively. EBITDA is defined as net income from continuing operations before other income, income taxes, interest and depreciation and amortization. EBITDA does not represent cash flows from operations as defined by GAAP, and should not be considered as either an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of the Company’s liquidity. Nevertheless, the Company believes that providing non-GAAP information regarding EBITDA is important for investors and other readers of its financial statements, as it provides a measure of liquidity. In addition, EBITDA is commonly used as an analytical indicator within the entertainment and exhibitions industries. Because EBITDA is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, EBITDA, as presented, may not be directly comparable to other similarly titled measures used by other companies. A table reconciling the non-GAAP information presented above to GAAP follows the financial statements included with this press release.
     Free Cash Flow. The Company’s Free Cash Flow for the quarter and year ended February 28, 2007 was $2.5 million and $6.0 million, respectively. Free Cash Flow is defined as net income plus depreciation and amortization less capital expenditures. Free Cash Flow does not represent cash flows from operations as defined by GAAP, and should not be considered as either an alternative to net income as an indicator of the Company’s operating performance or as an alternative to cash flows as a measure of its liquidity. Nevertheless, the Company believes that providing non-GAAP information regarding Free Cash Flow is important for investors and other readers of its financial statements, as it provides a measure of liquidity. Because Free Cash Flow is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, Free Cash Flow, as presented, may not be directly comparable to other similarly titled measures used by other companies. A table reconciling the non-GAAP information presented above to GAAP follows the financial statements included with this press release.

     Earnings Conference Call
     The Company will host a conference call to discuss its results for the quarter and fiscal year end on Friday, May 11, 2007 at 9:00 a.m. (EST). Investors can access the call by dialing (800) 310-1961 in the U.S. and (719) 457-2692 internationally. A transcript of the conference call will be made available on the Company’s website: www.prxi.com.
     Premier Exhibitions, Inc. is a major provider of museum quality touring exhibitions throughout the world.
Investor Relations:
North Coast Advisors, Inc:
Craig T. Stewart
585-218-7371
cstewart@ncainc.com
Media Inquiries:
Premier Exhibitions, Inc.:
Katherine Morgenstern
404.842.2675
kmorgenstern@prxi.com
Forward-Looking Statements
Certain of the statements contained in this press release contain forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Premier Exhibitions, Inc. has based these forward-looking statements on its current expectations and projections about future events, based on the information currently available to it. The forward-looking statements contained in this press release may also include statements relating to Premier Exhibitions, Inc.’s anticipated financial performance, business prospects, new developments, new strategies and similar matters. Certain of the factors described in Premier Exhibitions, Inc.’s filings with the Securities and Exchange Commission, including the section of its Annual Report on Form 10-K for the year ended February 28, 2007 entitled “Risk Factors,” may affect the future results of Premier Exhibitions and cause those results to differ materially from those expressed in the forward-looking statements. Premier Exhibitions, Inc. disclaims any obligation to update any of its forward-looking statements, except as may be required by law.

Premier Exhibitions, Inc. and Subsidiaries
Consolidated Balance Sheets

	February 28,	February 28,
	2006	2007

Assets
Current assets:
Cash and cash equivalents	$4,129,000	$16,811,000
Marketable securities	570,000	—
Accounts receivable, net	1,585,000	3,050,000
Carpathia receivable, related party	—	2,500,000
Prepaid expenses and other current assets	3,458,000	2,309,000

Total current assets	9,742,000	24,670,000

Artifacts owned, at cost	4,476,000	3,091,000
Salvor’s lien	1,000	1,000
Property and equipment, net	2,033,000	3,620,000
Exhibition licenses, net	3,475,000	3,266,000
Deferred income taxes	2,504,000	238,000
Other assets	132,000	—

	$22,363,000	$34,886,000

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and accrued liabilities	1,038,000	1,450,000
Deferred revenue	300,000	536,000
Notes payable	1,350,000	—

Total current liabilities	2,688,000	1,986,000

Commitments and contingencies	—	—

Stockholders’ equity:
Common stock; $.0001 par value; authorized 40,000,000 shares; issued and outstanding 26,062,089 and 29,004,318 shares at February 28, 2006 and 2007, respectively	3,000	3,000
Common stock payable	920,000	90,000
Additional paid-in capital	27,178,000	34,252,000
Accumulated deficit	(8,324,000)	(903,000)
Accumulated other comprehensive income (loss)	(102,000)	(129,000)
Treasury stock, at cost; 56,641 shares at February 28, 2007	—	(413,000)

Total stockholders’ equity	19,675,000	32,900,000

	$22,363,000	$34,886,000

The accompanying notes are an integral part of the consolidated financial statements.

Premier Exhibitions, Inc. and Subsidiaries
Consolidated Statements of Operations

	Year Ended	Year Ended	Year Ended
	February 28,	February 28,	February 28,
	2005	2006	2007

Revenue:
Exhibition revenues	$6,320,000	$12,217,000	$28,916,000
Merchandise and other	507,000	722,000	1,061,000
Sale of coal	30,000	102,000	110,000

Total revenue	6,857,000	13,041,000	30,087,000

Cost of revenue:
Exhibition costs	2,891,000	2,672,000	7,707,000
Cost of merchandise sold	257,000	102,000	182,000
Cost of coal sold	9,000	10,000	13,000

Total cost of revenue (exclusive of depreciation and amortization shown separately below)	3,157,000	2,784,000	7,902,000

Gross profit	3,700,000	10,257,000	22,185,000

Operating expenses:
General and administrative	4,397,000	6,620,000	9,773,000
Depreciation and amortization	441,000	980,000	1,529,000
Litigation settlement	—	—	350,000
Loss on sale of fixed assets	356,000	84,000	—
Gain on sale of Carpathia, related party	—	—	(1,626,000)
Expedition costs	879,000	—	—

Total operating expenses	6,073,000	7,684,000	10,026,000

Income (loss) from operations	(2,373,000)	2,573,000	12,159,000

Other income and expenses:
Interest income	2,000	85,000	224,000
Interest expense	(46,000)	(47,000)	(51,000)
Other income	—	168,000	37,000

Total other income and expenses	(44,000)	206,000	210,000

Income (loss) before provision for income taxes	(2,417,000)	2,779,000	12,369,000

Provision (benefit) for income taxes	—	(2,504,000)	4,948,000

Net income (loss)	$(2,417,000)	$5,283,000	$7,421,000

Net income (loss) per share:
Basic income (loss) per common share	$(0.12)	$0.22	$0.27

Diluted income (loss) per common share	$(0.12)	$0.19	$0.24

Shares used in basic per share calculations	20,818,898	24,081,186	27,674,221

Shares used in diluted per share calculations	20,818,898	28,230,491	31,047,056

The accompanying notes are an integral part of the consolidated financial statements.

Premier Exhibitions, Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Year Ended	Year Ended	Year Ended
	February 28,	February 28,	February 28,
	2005	2006	2007

Cash flows from operating activities:
Net income (loss)	$(2,417,000)	$5,283,000	$7,421,000

Adjustments to reconcile net income (loss) to net cash provided (used) by operating activities:
Depreciation and amortization	441,000	980,000	1,529,000
Issuance of common stock for interest expense	6,000	—	—
Issuance of common stock in exchange for options	1,569,000	—	—
Issuance of compensatory stock options	—	256,000	1,367,000
Issuance of common stock and warrants for services	277,000	1,285,000	874,000
Provision for doubtfull accounts	—	—	257,000
(Increase) decrease in cost of artifacts	3,000	(1,000)	11,000
Gain of the sale of Carpathia, related party	—	—	(1,626,000)
Loss on disposal of fixed assets	356,000	84,000	—
Other income from default on sale of Carpathia	—	(168,000)	—
Changes in operating assets and liabilities:
(Increase) decrease in accounts receivable	(704,000)	(528,000)	(1,722,000)
(Increase) decrease in deferred income taxes	—	(2,504,000)	2,266,000
(Increase) decrease in prepaid and refundable taxes	(1,000)	222,000	—
(Increase) decrease in prepaid expenses and other current assets	(1,031,000)	(2,053,000)	1,149,000
(Increase) decrease in other assets	39,000	596,000	132,000
Increase (decrease) in deferred revenue	1,000,000	(700,000)	236,000
Increase (decrease) in accounts payable and accrued liabilities	411,000	(622,000)	412,000
Increase (decrease) in common stock payable	—	—	(830,000)

Total adjustments	2,366,000	(3,153,000)	4,055,000

Net cash provided by operating activities	(51,000)	2,130,000	11,476,000

Cash flows used by investing activities:
Purchases of property and equipment	(964,000)	(1,774,000)	(2,357,000)
Purchase of exhibition licenses	(233,000)	(2,082,000)	(550,000)
Proceeds from sale of artifacts	230,000	—	—
Purchase/sale of certificate of deposit	—	(500,000)	500,000

Net cash used by investing activities	(967,000)	(4,356,000)	(2,407,000)

Cash flows from financing activities:
Proceeds from notes payable	500,000	2,425,000	342,000
Reduction in marketable securities	—	—	70,000
Principal payments on notes payable	(75,000)	(2,932,000)	(1,690,000)
Proceeds from option and warrant exercises	—	166,000	2,288,000
Excess tax benefit on stock options	—	—	2,630,000
Proceeds from sale of common stock	1,278,000	5,468,000

Net cash provided by financing activities	1,703,000	5,127,000	3,640,000

Effects of exchange rate changes on cash and cash equivalents	26,000	(30,000)	(27,000)

Net increase (decrease) in cash and cash equivalents	711,000	2,871,000	12,682,000
Cash and cash equivalents at beginning of year	547,000	1,258,000	4,129,000

Cash and cash equivalents at end of year	$1,258,000	$4,129,000	$16,811,000

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$40,000	$39,000	$27,000

Non-cash investing and financing transactions:
Cashless exercise of compensatory stock options	$—	$—	$413,000

The accompanying notes are an integral part of the consolidated financial statements.

ATTACHMENT I
Premier Exhibitions, Inc. and Subsidiaries
Non-GAAP Supplementary Materials
Reconciliation of GAAP Results to non-GAAP adjusted Results
(Unaudited)

	Three Months Ended February 28,				Year Ended February 28,
	2006	2006	2007	2007	2006	2006	2007	2007
	GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP
		(1)		(1)		(1)		(1)

Revenue:
Exhibition revenues	$3,678,000	$3,678,000	$9,910,000	$9,910,000	$12,217,000	$12,217,000	$28,916,000	$28,916,000
Merchandise and other	311,000	311,000	100,000	100,000	722,000	722,000	1,061,000	1,061,000
Sale of coal	14,000	14,000	29,000	29,000	102,000	102,000	110,000	110,000

Total revenue	4,003,000	4,003,000	10,039,000	10,039,000	13,041,000	13,041,000	30,087,000	30,087,000

Cost of revenue:
Exhibition costs	355,000	355,000	3,303,000	3,303,000	2,672,000	2,672,000	7,707,000	7,707,000
Cost of merchandise sold	81,000	81,000	77,000	77,000	102,000	102,000	182,000	182,000
Cost of coal sold	1,000	1,000	3,000	3,000	10,000	10,000	13,000	13,000

Total cost of revenue (exclusive of depreciation and amortization shown separately below)	437,000	437,000	3,383,000	3,383,000	2,784,000	2,784,000	7,902,000	7,902,000

Gross profit	3,566,000	3,566,000	6,656,000	6,656,000	10,257,000	10,257,000	22,185,000	22,185,000

Operating expenses:
General and administrative (a)	2,543,000	1,952,000	3,210,000	2,468,000	6,620,000	5,079,000	9,773,000	7,532,000
Depreciation and amortization (b)	376,000	—	476,000	—	980,000	—	1,529,000	—
Litigation settlement	—	—	—	—	—	—	350,000	350,000
Gain on sale of artifacts — Carpathia	—	—	(1,626,000)	(1,626,000)	84,000	84,000	(1,626,000)	(1,626,000)

Total operating expenses (a) (b)	2,919,000	1,952,000	2,060,000	842,000	7,684,000	5,163,000	10,026,000	6,256,000

Income from operations (a) (b)	647,000	1,614,000	4,596,000	5,814,000	2,573,000	5,094,000	12,159,000	15,929,000

Other income and expenses:
Interest income	67,000	67,000	117,000	117,000	85,000	85,000	224,000	224,000
Interest expense	—	—	—	—	(47,000)	(47,000)	(51,000)	(51,000)
Other income	—	—	1,000	1,000	168,000	168,000	37,000	37,000

Total other income and expenses	67,000	67,000	118,000	118,000	206,000	206,000	210,000	210,000

Income before provision for income taxes (a) (b)	714,000	1,681,000	4,714,000	5,932,000	2,779,000	5,300,000	12,369,000	16,139,000

Provision (benefit) for income taxes (c)	(2,504,000)	—	1,886,000	—	(2,504,000)	—	4,948,000	—

Net income (a) — (c)	$3,218,000	$1,681,000	$2,828,000	$5,932,000	$5,283,000	$5,300,000	$7,421,000	$16,139,000

Net income per share:
Basic income per common share	$0.12	$0.06	$0.10	$0.21	$0.22	$0.22	$0.27	$0.58

Diluted income per common share	$0.11	$0.06	$0.09	$0.18	$0.19	$0.19	$0.24	$0.52

Shares used in basic per share calculations	26,132,581	26,132,581	28,871,850	28,871,850	24,081,186	24,081,186	27,674,221	27,674,221

Shares used in diluted per share calculations	30,211,980	30,211,980	32,766,513	32,766,513	28,230,491	28,230,491	31,047,056	31,047,056

Premier’s non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, the above Non-GAAP Consolidated Statements of Operations are not based on a comprehensive set of accounting rules or principles.

Note 1.
A reconciliation between net income on a GAAP basis and pro forma net income is as follows:

	Three Months Ended February 28,		Year Ended February 28,
	2006	2007	2006	2007

GAAP net income	$3,218,000	$2,828,000	$5,283,000	$7,421,000
(a) Non-cash option, warrant and stock based compensation	591,000	742,000	1,541,000	2,241,000
(b) Depreciation and amortization expense	376,000	476,000	980,000	1,529,000
(c) Non-cash provision (benefit) for income taxes	(2,504,000)	1,886,000	(2,504,000)	4,948,000

Pro forma net income	$1,681,000	$5,932,000	$5,300,000	$16,139,000

Premier Exhibitions, Inc. and Subsidiaries
Non-GAAP Supplementary Materials
ATTACHMENT I (continued)
EBITDA

	Three Months Ended February 28,		Year Ended February 28,
	2006	2007	2006	2007

Income (loss) from operations	$647,000	$4,596,000	$2,573,000	$12,159,000
Depreciation and amortization	376,000	476,000	980,000	1,529,000

EBITDA	$1,023,000	$5,072,000	$3,553,000	$13,688,000

Non-GAAP Measure:
EBITDA is defined as net income from continuing operations before interest and other income, income taxes, depreciation and amortization. EBITDA should not be considered as an alternative to net income, cash flows from operations or any other indicator of Premier Exhibitions, Inc.’s performance or liquidity, determined in accordance with U.S. GAAP.

FREE CASH FLOW

	Three Months Ended February 28,		Year Ended February 28,
	2006	2007	2006	2007
Net income	$3,218,000	$2,828,000	$5,283,000	$7,421,000
Depreciation and amortization	376,000	476,000	980,000	1,529,000
Capital Expenditures	(558,000)	(761,000)	(3,856,000)	(2,907,000)

Free Cash Flow	$3,036,000	$2,543,000	$2,407,000	$6,043,000

Non-GAAP Measure:
Free Cash Flow is defined as net income plus depreciation and amortization less cash used for capital expenditures. Free Cash Flow does not represent cash flows from operations as defined by GAAP, and should not be considered as either an alternative to net income as an indicator of Premier Exhibitions, Inc.’s operating performance or as an alternative to cash flows as a measure of Premier Exhibitions, Inc.’s liquidity.